                                                                    Exhibit 32.2

                    Certification of Chief Executive Officer
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002(subscription (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Vialta, Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

      (1) the Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 (the "Form 10-Q") of the Company fully complies with the financial requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: August 13, 2003                        By: /s/ William M. Scharninghausen
                                                  ------------------------------
                                              William M. Scharninghausen
                                              Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Vilata, Inc. and will be retained by Vialta, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.